Exhibit 99.1

 Developing Transformational Immunotherapies for Cancer  NASDAQ: PDSB   June 2023

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform;  and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual, quarterly and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.    Versamune® is a registered trademark, and Infectimune™ is a trademark of PDS Biotechnology Corporation  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA

 PDS0101 to enter Phase 3 registrational trial in 2023 to treat recurrent or metastatic, HPV-positive head and neck squamous cell cancer (HNSCC)  Fast Track Designation  PDS0101 addresses large and growing market with significant unmet need  Transformational data generated with PDS0101 and PDS0301 in multiple Phase 2 clinical studies  Financial: Cash as of March 31, 2023 $65.2M cash runway into Q3 2024 with initiation of a registrational trial in 2023  Executive Summary: Positioned for Market Leadership  Company Overview  T cell activating platforms and antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting cancer immunotherapies   1  2  3  4

 Experienced Management Team  Historical success in development and commercialization of leading pharmaceutical products  Frank Bedu-Addo, PhD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:  Abelcet® (Liposome Company/ Elan)  PEG-Intron® (Schering-Plough/ Merck)  Matthew Hill  Chief Financial Officer  20 years of financial and operational leadership roles for life sciences companies  Former Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Director of Clinical Research at National Cancer  Institute Center for Cancer Research (Cancer Vaccine Branch)   Gregory Conn, PhD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing

 PDS Biotech Versamune® Overview  Designed to address limitations of current immunotherapy  PLATFORM:  Induces powerful, long-lasting anti-tumor response by promoting uptake of tumor-specific proteins by the immune system and activates a specific signaling pathway that promotes the production of active tumor-infiltrating multifunctional CD8 killer and CD4 helper T cells  Versamune®  PDS0101  PDS0102  PDS0103  PDS0104  Product Candidates

 Versamune® Mechanism of Action  Comprised of cationic lipids (R-DOTAP) co-administered with proprietary tumor antigens, delivered via subcutaneous injection  Delivers antigen to CD4 and CD8 T cells. Activates the Type I Interferon pathway, leading to potent, multifunctional, antigen specific T cell responses  Human clinical trials confirm induction and accumulation of multifunctional T cells in the tumor, which correlated with elimination of circulating tumor DNA and clinical response (SITC 2022)  Recruits T cells to lymph nodes  Trains T cells to target tumors   Arms T cells to kill tumor cells  1  2  3  Injection Site  Lymph Node  Tumor Site

 Versamune® Based Oncology Pipeline  Partnerships with World Class Institutions in Immuno-Oncology  Reference: Data on file.  PDS Biotech Funded  Candidate/ Study  Indication  Combination  PC  P1  P2  P3  R  Partner(s)  Clinical (Lead)  PDS0101 (HPV)/ VERSATILE-002  Recurrent or metastatic HPV16-positive head and neck cancer  Arm 1: ICI naïve   Arm 2: ICI refractory  KEYTRUDA®  (standard of care)  IIT Studies  PDS0101 (HPV)/ IMMUNOCERV  1st-line treatment of locally advanced (IB3-IVA) cervical cancer  Chemo-radiation (standard of care)  PDS0101 (HPV)/  Mayo Clinic  Pre-metastatic HPV-positive oropharyngeal cancer (OPSCC)  Arm 1: PDS0101 monotherapy  Arm 2: PDS0101 + KEYTRUDA®  KEYTRUDA®   (standard of care)  Preclinical Candidates  PDS0102(TARP)  TARP-positive AML, prostate and breast cancers  TBD  PDS0103 (MUC1)  MUC1-positive breast, colon, lung, ovarian and other cancers  TBD  PDS0104(TRP2)  Melanoma  TBD  Partner Co-Funded  Fast Track Designation

 HPV16-Positive Head and Neck Squamous Cell Cancer (HNSCC)   Disease Overview and Market Size

 HNSCC is a Devastating Group of Cancers  Reference: Noseyaba et al. 2018. Cancer. Suicide Risk Among Cancer Survivors: Head and Neck Versus Other Cancers  https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9  https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.html  *Human Papillomavirus  Oral and PharyngealCancers  Genotype of *HPV-Positive Oral and Pharyngeal Cancer  Paranasalsinuses  Nasopharynx  Oropharynx  Hypopharynx  Larynx  Pharynx  Tongue  Salivaryglands  OralCavity  NasalCavity

 Targeted treatment option to address the growing population of HPV16-positive HNSCC and improve outcomes   Novel MOA that is clinically effective in a broader patient population and provides more durable responses.   Safer and more effective treatments that may be used with or in place of current standard of care   Better tolerability and less toxic alternatives to chemotherapy  Despite the Availability of Treatments, Significant Unmet Needs Remain in Recurrent or Metastatic HNSCC  KEYTRUDA®  KEYTRUDA® Plus Chemo  Chemotherapy   + EGFR Inhibitor  Objective Response Rate (ORR)  19%  36%  35%  Progression Free Survival (PFS)  3.2 mos  5.0 mos  5.0 mos  12-Month Survival Rate  50%  55%  44%  Median Overall Survival (OS)  12.3 mos  13.6 mos  10.3 mos  Key Toxicities  Anemia  Fatigue  Weight loss  Hypokalemia  Additional to KEYTRUDA®:   Neutropenia  Mucosal inflammation  Thrombocytopenia  Stomatitis  Neutropenia  Anemia   Thrombocytopenia  Nausea/vomiting  Hypokalemia  Rash  Fatigue   Mucosal inflammation  Treatment Related   Grade 3+ Toxicities  17%  72%  69%  Oncologist2 – Stated Unmet Medical Needs in HNSCC  Standard of Care for Recurrent or Metastatic HNSCC – Published Results*1  1KEYNOTE-048 Study  2Primary Market Research 2022  * No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

 Est. HPV16Locally Advanced,Unresectable andMetastatic  HPV16-positive HNSCC Presents a Significant Market Opportunity  Largely Attributed to the High Rate of Oral HPV Infections in Men  Data sources: 1 PD-L1 negative and PD-L1 positive populations (> 9000 incidence PD-L1 Positive)  https://seer.cancer.gov/statfacts/html/oralcav.html; https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.htm; https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9; https://seer.cancer.gov/statistics-network/explorer/application.html?site=3&data_type=1&graph_type=4&compareBy=sex&chk_sex_1=1&race=1&age_range=1&advopt_precision=1&hdn_view=0; https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5002133/  ~18,300  ~34,000  ~38,100  ~54,400  Est. U.S. HPV Positive Oral and Pharyngeal Cancer  Est. U.S. Oral and   Pharyngeal Cancer  Est. HPV16 Genotype  $2-3B Market Opportunity in US1  HPV cancer incidences continue to increase despite preventive HPV vaccine  HPV vaccination is not expected to impact the rate of HPV-positive cancer incidence for decades  Existing immunotherapies cost $150,000+ annually per patient1  No available HPV specific therapy  Initial commercial opportunity for PDS0101

 PDS0101 for HPV16-Positive HNSCC

 PDS0101: A Novel Investigational HPV-Targeted Immunotherapy   PDS0101 is given by subcutaneous injection and stimulates a potent targeted T cell attack against HPV-positive cancers  Interim VERSATILE-002 data suggests PDS0101 generates clinically effective immune responses  The combination of PDS0101 with KEYTRUDA® has demonstrated a favorable safety profile to date  PDS0101 with KEYTRUDA® demonstrates significant disease control by shrinking tumors, delaying disease progression and prolonging survival

 VERSATILE-002 Phase 2 Clinical Trial  Objective: To assess the combination of PDS0101 and KEYTRUDA® in ICI naïve subjects with recurrent or metastatic HPV-positive HNSCC  KEYTRUDA® (pembrolizumab)  FDA Approved Standard of Care  Partner  Study Design  Open-label, non-randomized, adaptive design study  N=54  Enrollment Complete   Key Entry Criteria for ICI Naïve Subjects  Recurrent or metastatic HNSCC   ≥18 years of age  HPV16-Positive tumor  Combined positive score (CPS) ≥1  Pembrolizumab 200mg IV Q3W up to 35 Cycles (2 years)  PDS0101 1 mL subcutaneous injection at Cycles 1, 2, 3, 4 and 12  Study Treatment  Primary:  Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST 1.1  Key Secondary:  Progression Free Survival (PFS) per RECIST 1.1  Overall Survival (OS)  Safety and tolerability  Achievement of Statistical Threshold for efficacy  Endpoints  Fast TrackDesignation

 Demographics of the ITT (Safety) and mITT (Efficacy) Populations  Demographics and Baseline Characteristics  Demographic or Baseline Characteristic  ITT Population (N=48)  mITT Population (N=34)  Age, Median (Min, Max)  62.5 (45, 83)  63.5 (46, 83)  Sex, n (%)  Male  Female     45 (93.8)  3 (6.3)     32 (94.1)  2 (5.9)  Race, n (%)  American Indian or Alaska Native  Asian  Black or African American  Pacific Islander  White  Multiple  Other     0  1 (2.1)  1 (2.1)  0  45 (93.8)  0  1 (2.1)     0  0  0  0  33 (97.1)  0  1 (2.9)  ECOG, n (%)  0  1     30 (62.5)  18 (37.5)     20 (58.8)  14 (41.2)  CPS, n (%)*  <1  1-19  ≥20     1 (2.1)  27 (56.3)  20 (41.7)     0  17 (50.0)  17 (50.0)  Summary of Exposure  Exposure  ITT Population (N=48)  PDS0101 doses, Median (Min, Max)  4.0 (1, 5)  PDS0101 doses, n, (%)  ≥1 dose  ≥2 doses  ≥3 doses  ≥4 doses  5 doses     46 (95.8)  40 (83.3)  36 (75.0)  27 (56.3)  11 (22.9)  Pembrolizumab doses, Median (Min, Max)  5.0 (1, 29)  Pembrolizumab doses, n (%)  ≥1 dose  ≥2 doses  ≥3 doses  ≥4 doses  ≥5 doses  ≥6 doses  ≥7 doses  ≥8 doses  ≥9 doses  ≥10 doses     48 (100)  40 (83.3)  36 (75.0)  28 (58.3)  27 (56.3)  23 (47.9)  20 (41.7)  16 (33.3)  15 (31.3)  13 (27.1)  Duration of treatment (months), Median (Min, Max)  3.5 (0.0, 19.5)

 To Date 70.6% of Patients have Achieved Disease Stabilization or Tumor Shrinkage  Confirmed best overall response was determined based on confirmed CR or confirmed PR per RECIST 1.1 per investigator assessment. One subject (NE) died prior to target lesion measurement and is included in the mITT population denominator. Four subjects experienced unconfirmed tumor shrinkage and subsequently experienced progressive disease.   30%Shrinkage  14/34 (41.2%) Confirmed and Unconfirmed Objective Response  9/34 (26.5%) Confirmed Partial and Complete Response  15/34 (44.1%) Stable Disease   9/34 (26.5%) Progressive Disease   1/34 (2.9%) Not Evaluable (not included in Waterfall plot)  23/34 (67.6%) Tumor Reduction

 Compelling Durability of the Anti-Tumor Response  Progressive Free Survival (PFS) per Investigator Assessment (mITT Population)  Number of Subjects at Risk (Events)  CPI Naïve  34 (0)  33 (1)  32 (2)  27 (6)  25 (7)  16 (11)  14 (12)  12 (12)  12 (12)  10 (12)  9 (13)  8 (14)  6 (15)  4 (15)  4 (15)  3 (16)  1 (18)  1 (18)  1 (18)  0 (18)  N  Events  Median (Months)  95% CI(Months)  34  18  10.4  (4.2, 15.3)  PFS = 10.4 months  Demonstrated median PFS of 10.4 months; published results of 2-3 months for approved immune checkpoint inhibitors*  * No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101; Ferris R.L., Nivolumab for Recurrent Squamous-Cell Carcinoma of the Head and Neck; N Engl J Med 2016; 375:1856-1867; Burtness B et al., Pembrolizumab alone or with chemotherapy versus cetuximab with chemotherapy for recurrent or metastatic squamous cell carcinoma of the head and neck (KEYNOTE- 048): a randomized, open-label phase 3 study; Lancet 2019; 394(10212):1915-1928https://www.opdivo.com/head-and-neck-cancerhttps://www.keytruda.com/head-and-neck-cancer/keytruda-clinical-trials/

 Promising Survival Benefit  Overall Survival (OS) (ITT Population)  Number of Subjects at Risk (Events)  CPI Naïve  47 (0)  41 (1)  36 (1)  31 (1)  29 (1)  26 (1)  23 (2)  19 (2)  17 (2)  16 (2)  13 (3)  13 (3)  13 (3)  13 (3)  12 (3)  11 (3)  6 (4)  5 (4)  4 (4)  3 (4)  2 (4)  0 (4)  N  Events  Median (Months)  95% CI(Months)  48  4  NE  (15.3, NE)  12-month OS rate = 87.1%**  Demonstrated 12-month OS rate of 87.1%; published results of 35-50% for approved immune checkpoint inhibitors*   *No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101; Ferris R.L., Nivolumab for Recurrent Squamous-Cell Carcinoma of the Head and Neck; N Engl J Med 2016; 375:1856-1867; Burtness B et al., Pembrolizumab alone or with chemotherapy versus cetuximab with chemotherapy for recurrent or metastatic squamous cell carcinoma of the head and neck (KEYNOTE- 048): a randomized, open-label phase 3 study; Lancet 2019; 394(10212):1915-1928https://www.opdivo.com/head-and-neck-cancerhttps://www.keytruda.com/head-and-neck-cancer/keytruda-clinical-trials/  **All subjects either alive, lost to follow up, or who have left the trial are censored at the last known date of contact, or at Day 1, if they do not have any post-baseline visits or assessments. The 12-month OS rate for the mITT population, excluding the 14 most recently enrolled patients, is 86.5%.

 67.6% of Patients Experienced Tumor Shrinkage  Overall response: CR=Complete Response; PR=Partial Response; SD=Stable Disease; PD=Progressive Disease; NE=Not Evaluable.  Overall response was based on investigator assessment per RECIST v1.1.  Survival status: A=Alive; D=Deceased. Alive subjects were based on the last contact date.  Complete Response  Partial Response  Stable Disease  Progressive Disease  Demonstrated objective response rate of 41% (confirmed and unconfirmed)  No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

 Several Patients Approaching Two Years of Survival   Blue Dot: Timing of last scan demonstrating PD; Red Bars – PD, Grey Bars – SD, Green Bars – PR, Black Bar – CR, Orange Bars – survival period through last known date alive  Days on Treatment and Survival Grouped by Best Overall Response   mITT Population (n=34) with at least 1 scan  No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

 Data Suggests Prolonged Responses (Durability) and Patient Survival   PDS0101 + KEYTRUDA® Data – Median PFS and 12 Month OS  *median OS not yet reached  KEYNOTE-048: Burtness B et al. Lancet 2019;394:1915-28, Published results for reference only  21  10.4 months  3.2 months  5.0 months  55%  87.1%  50%  Median Progression Free Survival (Months)  12-Month OS (%)*  ®  ®  ®  ®  ®  ®  No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

 Tumor Reduction, ORR and OS Remain Consistent   Comparison: ASCO 2022 & 2023 PDS0101 + KEYTRUDA® Clinical Results  *9-Month OS in 2022; 12-Month OS in 2023  ASCO 2022 vs ASCO 2023 Data  87.1%  87.2%  67.6%  64.7%  26.5%  29.4%  41.2%  41.2%

 The Addition of PDS0101 to KEYTRUDA® Does not Appear to Compound Toxicity   Preferred Term  n (%)  Any PSD0101-KEYTRUDA® TRAE  37 (77.1)  Injection site pain  24 (50.0)  Fatigue  18 (37.5)  Injection site swelling  13 (27.1)  Injection site erythema  8 (16.7)  Headache  7 (14.6)  Injection site discoloration  7 (14.6)  Injection site warmth  7 (14.6)  Injection site inflammation  6 (12.5)  Diarrhea  5 (10.4)  Injection site pruritus  5 (10.4)  Pruritus  5 (10.4)  Dyspnea  4 (8.3)  Pain  4 (8.3)  Alanine aminotransferase increased  3 (6.3)  Arthralgia  3 (6.3)  Aspartate aminotransferase increased  3 (6.3)  Blood creatinine increased  3 (6.3)  Blood thyroid stimulating hormone increased  3 (6.3)  Cough  3 (6.3)  Hypothyroidism  3 (6.3)  Rash  3 (6.3)  Weight decreased  3 (6.3)  PSD0101-KEYTRUDA® TRAE by Grade  Grade 1   13 (27.1)  Grade 2  19 (39.6)  Grade 3  4 (8.3)  Grade 4  0  Grade 5  0  Only 4 subjects had Grade 3 PDS0101-KEYTRUDA® TRAEs: fatigue, injection site reaction, blood alkaline phosphatase increased, hyperglycemia, colitis, and rash   No subjects had Grade 4 or 5 TRAEs  No subject came off studydue to toxicity  PDS0101+KEYTRUDA® Treatment Related Adverse Events (TRAE) >5% (ITT Population)

 VERSATILE-003 Phase 3 Study Design  Worldwide Randomized, Controlled Clinical Study  Progression free survival (PFS) and overall survival (OS)  Primary Endpoints  For the treatment of recurrent or metastatic HPV16-positive HNSCC  Targeted Indication  Randomization 1:1 n~330  PDS0101 +KEYTRUDA®   PDS0101 + KEYTRUDA®   PDS0101 + KEYTRUDA®   KEYTRUDA®  KEYTRUDA®  KEYTRUDA®  Planned Interim Analysis: PFS and OS  Planned Interim Analysis: OS + Final PFS  Final Analysis:OS

 VERSATILE-003 Timeline to Registrational Trial Initiation  Worldwide Randomized, Controlled Clinical Study to Be Initiated Q4 2023 with an Overall Estimated 90–100 Sites  PDS0101 + KEYTRUDA® in Recurrent or Metastatic HPV16-Positive HNSCC  2Q 2022  3Q 2022  1Q 2023  2Q 2023  3Q 2023  4Q 2023  FDA Fast Track designation for PDS0101 + KEYTRUDA®  Successful EOP2 meeting with FDA  Initiate PDS0101 tech-transfer, scale up at selected Phase 3 clinical/commercial manufacture  Complete Phase 3 clinical manufacturing of PDS0101  Obtain visibility to potential OS and PFS information for VERSATILE-002 trial needed to finalize VERSATILE-003 trial design  Complete CMC-related activities for PDS0101  Obtain feedback from EU regulatory agencies on protocol  File amended IND with FDA for registrational trial  Initiate site activation and related clinical operational activities (4- to 6-month process)  InitiateVERSATILE-003 Phase 3 Trial  VERSATILE-002 Phase 2 Trial Progressing

 Expanding Evidence of Consistent and Durable PDS0101 Clinical Results Across Multiple Phase 2 Trial Indications  PDS0101 is an HPV16-targeted immunotherapy  PDS0101 is providing strong proof of concept data for the Versamune® technology platform  Efficacy data in >90 patients to date  Strong agreement between preclinical and clinical results  Versamune® mechanism of action shows clear translation between preclinical and human results  Anti-tumor responses and bio-marker data show strong correlation across all types of HPV-positive cancer and at all stages of the disease  Safety data in approximately 120 patients to date  Safety data, anti-tumor responses and patient survival suggest that the Versamune® based therapies such as PDS0101 could be ideal candidates for combination oncology treatments

 Antibody-Conjugated IL-12 (PDS0301)

 PDS Biotech Antibody-Conjugated IL-12 (PDS0301) Overview  Antibody-Conjugated IL-12  Opportunities  Overcomes tumor’s ability to suppress attack by T cells. PDS0301 is a novel investigational tumor-targeting IL-12 that enhances the proliferation, potency and longevity of T cells in the tumor microenvironment  Monotherapy  Combinations:  Versamune® Based Immunotherapies  Chemotherapy  Radiation  HDAC Inhibitors*  *Histone Deacetylase Inhibitor

 Antibody-Conjugated IL-12 (PDS0301)  A novel investigational tumor-targeting Interleukin 12 (IL-12) that enhances the proliferation, potency and longevity of T cells in the tumor microenvironment   Together with Versamune® based immunotherapies PDS0301 works synergistically to promote a targeted T cell attack against cancers  PDS0301 is given by a simple subcutaneous injection  Clinical data suggest the addition of PDS0301 to Versamune® based immunotherapies demonstrate disease control by shrinking tumors and prolonging survival in recurrent or metastatic cancers with poor survival prognosis

 Antibody-Conjugated IL-12: PDS0301 Targets Tumors and Enhances T Cell Infiltration and Proliferation in the Tumor   Tumor Site  Injection Site  Non-Immunogenic (Cold Tumor)  Immunogenic (Hot Tumor)  Tumor Site  PDS0301 travels direct to tumor  Increased tumor inflammation from PDS0301  PDS0301 increases T cell infiltration and expansion in tumor  CD8 T cells kill tumor cells  1  2  3  4

 Antibody-Conjugated IL-12 (PDS0301) Regimens  Reference: Data on file.  Candidate/ Study  Indication  Combination  PC  P1  P2  P3  R  Partner(s)  IIT Studies  PDS0301/ NCI-led Triple Combination  HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers  Arm 1: ICI naive   Arm 2: ICI refractory  PDS0101 & ICI  IIT Studies  PDS0301  Advanced Kaposi Sarcoma  Monotherapy  PDS0301  Metastatic Castration sensitive and Castration Resistant Prostate Cancer  Docetaxel  PDS0301  Localized High and Intermediate Risk Prostate Cancer  Radiation Therapy  PDS0301  ICI Refractory HPV-related, colon and small-bowel cancer  HDAC Inhibitor  Partner Co-Funded

 NCI-led Triple Combination: PDS0301 + PDS0101 + ICI  Advanced HPV16-Positive Anal, Cervical, Head and Neck, Penile, Vaginal, Vulvar Cancer Patients Who Are ICI Refractory  173% grade 3 and higher adverse events reported in KEYNOTE-048 Burtness 2019 https://doi.org/10.1016/S0140-6736(19)32591-7  Goswami 2022 http://dx.doi.org/10.1136/jitc-2022-SITC2022.0695  Partner  FDA Approved Standard of Care  None  Immunology/Immune Correlates  SITC, November 2022:   Greater than two-fold increase in HPV16-specific T cells in the blood of 11/14 (79% ) of the evaluated patients  Induction of multifunctional killer (CD8) T cells  Increases in granzyme B (associated with active killer T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression   Safety  Safety results (Arms 1 & 2)1  24/50 (48%) of patients experienced grade 3 and higher adverse events  2/50 (4%) experienced grade 4 adverse events

 Phase 2 Results in Recurrent Metastatic ICI Refractory HPV-Positive Cancer (CPS>0; PD-L1 agnostic) Plot Includes Published Data in HSNCC  NCI-led Triple Combination: PDS0301 + PDS0101 + ICI  Advanced HPV16-positive ICI Refractory Cancer Patients  *Published results for ICI monotherapy <10%, Strauss J, et al. J Immunother Cancer 2020;8:e001395. doi:10.1136/jitc-2020-001395   N=29  Best published median OS data to date in ICI refractory head and neck cancer population is 8.2 months  Objective Response (ORR) in High Dose PDS0301 Group = 63% (5/8)*

 Infectimune™ Infectious Disease Platform

 License agreement with University of Georgia for proprietary influenza antigens  Top-line preclinical data announced; effective delivery of flu proteins activate the critical immune signals necessary to generate neutralizing antibody responses to all flu strains tested in animals  Preclinical data presented at the 41st Annual meeting of the American Society Virology Meeting  Universal Flu Market Opportunity in 2021  PDS0202: Universal Prevention of Influenza   PDS0202 Provided Full Protection Against Lethal Challenge with H1N1 Pandemic Strain in Preclinical Study  Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.   Proprietary Computationally Designed Influenza Protein  % survival  Day post infection  Universal Influenza Vaccines  $7 Billion

 Projected Milestones Through 3Q24  Trials are investigator-initiated trials and data read-outs are outside the control of the Company  2Q23  3Q23  4Q23  1Q24  2Q24  3Q24  PDS0101  Anticipate updated data (VERSATILE-002)  File amended IND with FDA for registrational trial for PDS0101 (VERSATILE-003)  Completion of enrollment (VERSATILE-002)  Initiate registrational trial for PDS0101 (VERSATILE-003)  Anticipate preliminary efficacy data from Mayo Clinic IIT  Anticipate updated data (IMMUNOCERV)  Final data VERSATILE-002  PDS0103  Estimated IND filing inMUC1-related Cancers

 PDS0101 to enter Phase 3 registrational trial in 2023 to treat recurrent or metastatic, HPV-positive head and neck squamous cell cancer (HNSCC)  Fast Track Designation  PDS0101 addresses large and growing market with significant unmet need  Transformational data generated with PDS0101 and PDS0301 in multiple Phase 2 clinical studies  Financial: Cash as of March 31, 2023 $65.2M cash runway into Q3 2024 with initiation of a registrational trial in 2023  Executive Summary: Positioned for Market Leadership  Company Overview  T cell activating platforms and antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting cancer immunotherapies   1  2  3  4

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